UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 30, 2024

WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-02979	No.	41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 1-866-249-3302

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1-2/3	WFC	New York Stock Exchange (NYSE)
7.5% Non-Cumulative Perpetual Convertible Class A Preferred Stock, Series L	WFC.PRL	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Y	WFC.PRY	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series Z	WFC.PRZ	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series AA	WFC.PRA	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series CC	WFC.PRC	NYSE
Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series DD	WFC.PRD	NYSE
Guarantee of Medium-Term Notes, Series A, due October 30, 2028 of Wells Fargo Finance LLC	WFC/28A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b‑2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed under Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting (as defined below) for Wells Fargo & Company (the “Company”), the Company’s shareholders approved an amendment to the Restated Certificate of Incorporation (the “Certificate”) to opt out of Delaware General Corporation Law (“DGCL”) Section 203.

The amendment to the Certificate became effective upon the Company’s filing of a certificate of amendment on May 2, 2024, with the Secretary of the State of Delaware (the “Secretary of State”). Pursuant to DGCL Section 203(b)(3), the provision will not become eﬀective until 12 months after the ﬁling and eﬀectiveness of the certiﬁcate of amendment setting forth the amendment. The Board of Directors of the Company (the “Board”) also approved a Restated Certificate of Incorporation (the “Restated Certificate”), that restated and integrated, but did not further amend, the Certificate (as amended through the filing of the certificate of amendment described above). On May 2, 2024, the Company filed the Restated Certificate with the Secretary of State, and it was effective on filing.

The foregoing descriptions of the amendments to the Certificate are qualified by reference to the full text of the certificate of amendment and the Restated Certificate, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 30, 2024 (“2024 Annual Meeting”). At the 2024 Annual Meeting, shareholders elected the 13 director nominees nominated by the Board as each director nominee received a greater number of votes cast “for” his or her election than votes cast “against” his or her election, as reflected below. In addition, shareholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Proxy Statement; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024; and approved an amendment to the Certificate to opt out of DGCL Section 203. Shareholders did not approve a proposed amendment to the Company’s By-Laws to remove the supermajority vote standard to amend the local directors provision. The eight shareholder proposals presented at the 2024 Annual Meeting described below did not receive majority support. The final voting results for each item presented at the 2024 Annual Meeting are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

Election of Director Nominees

DIRECTOR	FOR	%[1]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Steven D. Black	2,676,651,898	95.28%	132,652,883	14,449,769	309,801,446
Mark A. Chancy	2,740,098,795	97.54%	69,201,239	14,454,517	309,801,446
Celeste A. Clark	2,717,413,235	96.69%	93,058,861	13,282,454	309,801,446
Theodore F. Craver, Jr.	2,716,242,527	96.73%	91,778,516	15,733,506	309,801,446
Richard K. Davis	2,744,175,335	96.67%	65,425,431	14,153,784	309,801,446
Fabian T. Garcia	2,729,393,290	97.16%	79,867,848	14,493,412	309,801,446
Wayne M. Hewett	2,547,652,038	90.70%	261,376,359	14,726,154	309,801,446
CeCelia G. Morken	2,737,641,251	97.42%	72,577,850	13,535,450	309,801,446
Maria R. Morris	2,727,278,270	97.03%	83,430,240	13,046,039	309,801,446
Felicia F. Norwood	2,740,981,369	97.54%	69,148,215	13,624,966	309,801,446
Ronald L. Sargent	2,672,534,061	95.13%	136,830,936	14,389,553	309,801,446
Charles W. Scharf	2,732,492,881	97.25%	77,245,551	14,016,118	309,801,446
Suzanne M. Vautrinot	2,735,210,923	97.33%	75,156,591	13,387,037	309,801,446

Advisory Resolution to Approve Executive Compensation (Say on Pay)

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,618,568,744	92.73%	189,660,838	15,524,968	309,801,446
Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2023

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,954,827,444	94.30%	167,509,696	11,218,856	—
_________________________________
1 Votes cast for the proposal as a percentage of total votes cast for and against.
2 Votes cast for the proposal as a percentage of total votes cast for and against and abstentions.
3 Votes cast for the proposal as a percentage of total common stock outstanding.
4 Votes cast for the proposal as a percentage of total common stock outstanding at the time of the amendment.

Approve an Amendment to the Restated Certificate of Incorporation to Opt Out of DGCL Section 203

FOR	%[3]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,770,856,131	78.26%	37,463,801	15,434,618	309,801,446
Approve an Amendment to the By-Laws to Remove the Supermajority Vote Standard to Amend the Local Directors Provision

FOR	%[4]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,734,665,089	78.73%	74,635,857	14,453,604	309,801,446
Shareholder Proposal – Annual Report on Prevention of Workplace Harassment and Discrimination

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
795,263,411	28.16%	1,996,476,022	32,015,118	309,801,446
Shareholder Proposal – Third-Party Assessment of Respect for Freedom of Association and Collective Bargaining

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
854,046,592	30.25%	1,941,069,918	28,638,040	309,801,446
Shareholder Proposal – Report on Respecting Indigenous Peoples’ Rights

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
673,468,042	23.85%	2,121,307,887	28,978,621	309,801,446
Shareholder Proposal – Audit of Climate Transition Policies

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
74,178,995	2.63%	2,723,206,981	26,368,575	309,801,446
Shareholder Proposal – Annual Climate Lobbying Congruency Report

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
773,914,447	27.41%	1,990,182,399	59,657,704	309,801,446

Shareholder Proposal – Annual Report on Congruency of Political Spending and Corporate Values

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
697,480,093	24.70%	2,063,677,488	62,596,969	309,801,446

Shareholder Proposal – Transparency in Lobbying Annual Report

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
998,316,435	35.35%	1,767,566,370	57,871,745	309,801,446

Shareholder Proposal – Report on Risks of Politicized De-Banking

FOR	%[2]	AGAINST	ABSTENTIONS	BROKER NON-VOTES
78,582,570	2.78%	2,711,767,125	33,404,854	309,801,446

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description	Location
3.1	Certificate of Amendment of Restated Certificate of Incorporation	Filed herewith
3.2	Restated Certificate of Incorporation, as amended and in effect on the date hereof	Filed herewith
104	Cover Page Interactive Data File	Embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 2, 2024	WELLS FARGO & COMPANY

		By:	/s/ EMMA M. BAILEY
Emma M. Bailey
Executive Vice President, Deputy General Counsel and Secretary